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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934



                       DATE OF REPORT - February 28, 2002
                        (Date of Earliest Event Reported)

                           COLUMBIA LABORATORIES, INC.
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             (Exact name of registrant as specified in its charter)

                           Commission File No. 1-10352


             Delaware                                  59-2758596
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     (State of Incorporation)                       (I.R.S. Employer
                                                   Identification No.)

220 South Orange Avenue, 2nd Floor
      Livingston, New Jersey                              07039
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      (Address of principal                             Zip Code
        executive offices)


       Registrant's telephone number, including area code: (973) 994-3999


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NY2:\1131074\02\_8QQ02!.DOC\37965.0012
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Item 5. Other Events.

On February 28, 2002, Columbia Laboratories, Inc. sold 277,778 shares of its common stock to Acqua Wellington North American Equities Fund, Ltd. at a purchase price of $3.60 per share (representing a negotiated discount to the market price), for gross proceeds to Columbia Laboratories, Inc. of $1 million.

















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

                                   SIGNATURES
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                  Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 5, 2002

                                           COLUMBIA LABORATORIES, INC.



                                           By: /s/ David L. Weinberg
                                               ------------------------
                                               Name:  David L. Weinberg
                                               Title: Chief Financial Officer
















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